EXHIBIT 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

(Pursuant to Rule 13a-14(a) of the

Securities Exchange Act of 1934, as amended,

as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002)

I, Glen R. Wakeman, certify that:

1.	I have reviewed this Amendment No. 1 on Form 10-K/A to the Annual Report on Form 10-K of Doral Financial Corporation;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 30, 2014	/s/ Glen R. Wakeman
Glen R. Wakeman
President and Chief Executive Officer